                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)       March 2, 2005
                          ---------------------------

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                    1-9924                      52-1568099
 ---------------              -----------              -------------------
 (State or other              (Commission                 (IRS Employer
 jurisdiction of              File Number)              Identification No.)
 incorporation)

                   399 Park Avenue, New York, New York 10043
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 8.01  Other Events.

     On March 2, 2005, Citigroup Inc. issued a press release announcing it has settled class action litigation brought on behalf of purchasers of Global Crossing securities.

     A copy of the above-referenced press release is being filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit Number
     --------------

          99.1     Press Release, dated March 2, 2005, issued by Citigroup Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 2, 2005             CITIGROUP INC.


                                 By: /s/ Michael S. Helfer
                                     ------------------------
                                 Name:   Michael S. Helfer
                                 Title:  General Counsel and Corporate Secretary

                                 EXHIBIT INDEX


Exhibit Number
--------------

     99.1         Press Release, dated March 2, 2005, issued by Citigroup Inc.